UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09145

Eaton Vance New York Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Municipal Income Trusts

Annual Report

November 30, 2020

California (CEV)    •    New York (EVY)

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report November 30, 2020

Eaton Vance

Municipal Income Trusts

Eaton Vance

Municipal Income Trusts

November 30, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period opened on December 1, 2019, Treasury and municipal bond rates were trending modestly upward, amid better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations.

In January 2020, however, news of the outbreak of a new coronavirus in China raised investor concerns and led to a “flight to quality” that sparked a brief bond market rally. As the virus turned into a global pandemic in February and March, however, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Credit markets, along with equities, plunged in value amid significant volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the monetary tools at its disposal to support the U.S. economy. These moves helped calm investment markets and initiated a new municipal bond rally that began in April and lasted through most of the summer.

The municipal bond rally was also driven by technical market factors as demand overwhelmed supply. As municipal bonds offered attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020 following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the fiscal year on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass another stimulus bill — $400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer — putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again and closed the period with a strong rally. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged markets through much of the fall. The announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well. Municipal bond demand once again exceeded supply, providing an additional tailwind for municipal bond prices.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve. The Bloomberg Barclays Municipal Bond Index (the Index), a broad measure of the asset class, returned 4.89% during the period — despite a 3.63% decline in March 2020.

Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues for most of the period. But in the final month of the period, lower rated issuers outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment.

Fund Performance

For the 12-month period ended November 30, 2020, Eaton Vance California Municipal Income Trust and Eaton Vance New York Municipal Income Trust (the Funds) each outperformed the Funds’ benchmark, the Index, which returned 4.89%, at net asset value of their respective common shares (NAV).

Each Fund’s objective is to provide current income exempt from regular federal income tax and taxes in its specified state by investing primarily in investment-grade municipal bonds of that Fund’s particular state.

During the period, the Funds employed leverage using residual interest bond financing to enhance each Fund’s tax-exempt income potential. In general, the use of leverage has the effect of achieving additional exposure to the municipal market, thus magnifying each Fund’s exposure to its underlying investments in both up and down market environments.

During a period when interest rates declined and bond prices rose across the municipal bond yield curve, the use of leverage amplified increases in the price of bonds owned by the Funds, and generated additional tax-exempt bond income. For the period as a whole, the use of leverage contributed to both Funds’ performance versus the Index.

State-specific Results

Eaton Vance California Municipal Income Trust returned 6.89% at NAV, outperforming the 4.89% return of the Index. Contributors to Fund performance versus the Index included leverage; security selection and an overweight position relative to the Index in local general obligation bonds, the best-performing sector within the Index during the period; and an overweight position in zero-coupon bonds, the best-performing coupon structure within the Index during the period. In contrast, detractors from performance relative to the Index included an overweight position in prerefunded, or escrowed, bonds; security selection in state general obligation bonds; and an overweight position in BBB rated bonds, the worst-performing investment-grade credit tier within the Index during the period.

Eaton Vance New York Municipal Income Trust returned 5.65% at NAV, outperforming the 4.89% return of the Index. Contributors to Fund performance versus the Index included leverage, security selection in the health care sector, and security selection in BBB rated bonds. In contrast, detractors from performance relative to the Index during the period included security selections in the education sector, zero-coupon bonds, and the industrial development revenue sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

California Municipal Income Trust

November 30, 2020

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Trevor G. Smith

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	01/29/1999	6.89%	5.22%	7.18%
Fund at Market Price	—	7.05	5.16	6.26

Bloomberg Barclays Municipal Bond Index	—	4.89%	3.92%	4.35%

% Premium/Discount to NAV[4]

				–8.24%

Distributions[5]

Total Distributions per share for the period				$0.546
Distribution Rate at NAV				3.85%
Taxable-Equivalent Distribution Rate at NAV				8.39
Distribution Rate at Market Price				4.19
Taxable-Equivalent Distribution Rate at Market Price				9.13

% Total Leverage[6]

Residual Interest Bond (RIB) Financing				36.11%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

New York Municipal Income Trust

November 30, 2020

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Christopher J. Eustance, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	01/29/1999	5.65%	5.17%	6.99%
Fund at Market Price	—	7.63	4.49	5.86

Bloomberg Barclays Municipal Bond Index	—	4.89%	3.92%	4.35%

% Premium/Discount to NAV[4]

				–8.48%

Distributions[5]

Total Distributions per share for the period				$0.530
Distribution Rate at NAV				3.67%
Taxable-Equivalent Distribution Rate at NAV				7.28
Distribution Rate at Market Price				4.01
Taxable-Equivalent Distribution Rate at Market Price				7.96

% Total Leverage[6]

RIB Financing				34.99%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

California Municipal Income Trust

November 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9

The Fund’s investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes.

During normal market conditions, substantially all of the Fund’s total assets (at least 80%) will be invested in debt obligations, the interest on which is exempt from federal income tax and California state personal income taxes. At least 65% of the Fund’s total assets will normally be invested in municipal obligations (i) issued by the State of California or its political subdivisions, agencies, authorities and instrumentalities and (ii) rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)), or, if unrated, determined by Eaton Vance Management (“EVM”) to be of at least investment grade quality. From time to time, the Fund may hold a significant amount of municipal obligations not rated by a nationally recognized statistical rating organization (“Rating Agency”). When the Fund invests in unrated municipal obligations, it may be more dependent on EVM’s research capabilities than when it invests in rated municipal obligations.

The Fund may invest up to 35% of its total assets in municipal obligations rated below investment grade by each of Moody’s, S&P and Fitch (but no more than 30% of total assets may be rated lower than B by each of Moody’s, S&P and Fitch) and unrated municipal obligations considered to be of comparable quality by EVM. For purposes of rating restrictions, if an instrument is rated differently by the Rating Agencies, the higher rating is used. The Fund will not purchase securities that are in default at the time of purchase.

The Fund may purchase and sell derivative instruments, which derive their value from another instrument, security or index, including financials futures contracts and related options based on various debt securities and securities indices, to seek to hedge against changes in interest rates, as a substitute for the purchase of securities or for other risk management purposes. The Fund also may invest in residual interest bonds of a trust (the “trust”) that holds municipal securities. The trust will also issue floating-rate notes to third parties that may be senior to the Fund’s residual interest.

Except for certain fundamental investment restrictions set forth in the Fund’s registration statement and the 80% requirement set forth above, the investment objective and policies of the Fund may be changed by the Board without shareholder action. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify any increase or decrease in the value of investments held by the Fund. The Fund generally will not use leverage if the investment adviser anticipates that it would result in a lower return to shareholders for any significant amount of time. There can be no assurance that the use of leverage will be successful.

Principal Risks

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the Fund’s Common Shares may be less than the public offering price.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises

(such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase-out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

California Municipal Income Trust

November 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

LIBOR Transition and Associated Risk. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. It is currently anticipated that this phase-out will occur starting at the end of 2021.

Although the transition process away from LIBOR is expected to be well-defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing for the Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. Additionally, while some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions, and many that do, do not contemplate the permanent cessation of LIBOR. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects may occur prior to the discontinuation date.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”)

have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Restricted Securities Risk. Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

California Municipal Income Trust

November 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Sector and Geographic Risk. Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and any resulting decline in tax revenues.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

New York Municipal Income Trust

November 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9

The Fund’s investment objective is to provide current income exempt from regular federal income tax and New York state and New York City personal income taxes.

During normal market conditions, substantially all of the Fund’s total assets (at least 80%) will be invested in debt obligations, the interest on which is exempt from federal income tax and New York state and New York City personal income taxes. At least 65% of the Fund’s total assets will normally be invested in municipal obligations (i) issued by the State of New York or its political subdivisions, agencies, authorities and instrumentalities and (ii) rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)), or, if unrated, determined by Eaton Vance Management (“EVM”) to be of at least investment grade quality. From time to time, the Fund may hold a significant amount of municipal obligations not rated by a nationally recognized statistical rating organization (“Rating Agency”). When the Fund invests in unrated municipal obligations, it may be more dependent on EVM’s research capabilities than when it invests in rated municipal obligations.

The Fund may invest up to 35% of its total assets in municipal obligations rated below investment grade by each of Moody’s, S&P and Fitch (but no more than 30% of total assets may be rated lower than B by each of Moody’s, S&P and Fitch) and unrated municipal obligations considered to be of comparable quality by EVM. For purposes of rating restrictions, if an instrument is rated differently by the Rating Agencies, the higher rating is used. The Fund will not purchase securities that are in default at the time of purchase.

The Fund may purchase and sell derivative instruments, which derive their value from another instrument, security or index, including financials futures contracts and related options based on various debt securities and securities indices, to seek to hedge against changes in interest rates, as a substitute for the purchase of securities or for other risk management purposes. The Fund also may invest in residual interest bonds of a trust (the “trust”) that holds municipal securities. The trust will also issue floating-rate notes to third parties that may be senior to the Fund’s residual interest.

Except for certain fundamental investment restrictions set forth in the Fund’s registration statement and the 80% requirement set forth above, the investment objective and policies of the Fund may be changed by the Board without shareholder action. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify any increase or decrease in the value of investments held by the Fund. The Fund generally will not use leverage if the investment adviser anticipates that it would result in a lower return to shareholders for any significant amount of time. There can be no assurance that the use of leverage will be successful.

Principal Risks

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the Fund’s Common Shares may be less than the public offering price.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Because the Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased

See Endnotes and Additional Disclosures in this report.

8

Eaton Vance

New York Municipal Income Trust

November 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

out by the end of 2021. While the effect of the phase-out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

LIBOR Transition and Associated Risk. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. It is currently anticipated that this phase-out will occur starting at the end of 2021.

Although the transition process away from LIBOR is expected to be well-defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing for the Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. Additionally, while some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions, and many that do, do not contemplate the permanent cessation of LIBOR. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects may occur prior to the discontinuation date.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Risk of Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Restricted Securities Risk. Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

New York Municipal Income Trust

November 30, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Sector and Geographic Risk. Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and any resulting decline in tax revenues.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See Endnotes and Additional Disclosures in this report.

10

Eaton Vance

Municipal Income Trusts

November 30, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five and ten year periods is the impact of the 2016 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 95.5% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for Funds that employ leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

Fund profiles subject to change due to active management.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

11

Eaton Vance

Municipal Income Trusts

November 30, 2020

Endnotes and Additional Disclosures — continued

Important Notice to Shareholders

On August 13, 2020, the Board of Trustees of each Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by each Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

12

Eaton Vance

California Municipal Income Trust

November 30, 2020

Portfolio of Investments

Corporate Bonds & Notes — 1.2%
Security	Principal Amount (000’s omitted)	Value

Other — 1.2%

Morongo Band of Mission Indians, 7.00%, 10/1/39(1)	$1,040	$1,212,650

Total Corporate Bonds & Notes — 1.2% (identified cost $1,040,000)		$1,212,650

Tax-Exempt Municipal Securities — 139.9%
Security	Principal Amount (000’s omitted)	Value

Education — 11.9%

California State University, 5.00%, 11/1/41(2)	$6,275	$7,621,113

University of California, 5.00%, 5/15/46(2)	4,075	4,867,954

		$12,489,067

Electric Utilities — 5.0%

Chula Vista, (San Diego Gas and Electric), 5.875%, 2/15/34	$270	$271,004

Los Angeles Department of Water and Power, Power System Revenue, 5.00%, 7/1/42(2)	4,000	4,961,680

		$5,232,684

Escrowed / Prerefunded — 8.1%

California Educational Facilities Authority, (Harvey Mudd College), Prerefunded to 12/1/21, 5.25%, 12/1/31	$195	$204,906

California Educational Facilities Authority, (Harvey Mudd College), Prerefunded to 12/1/21, 5.25%, 12/1/36	330	346,764

California Educational Facilities Authority, (University of San Francisco), Prerefunded to 10/1/21, 6.125%, 10/1/36	120	125,887

California Educational Facilities Authority, (University of San Francisco), Prerefunded to 10/1/21, 6.125%, 10/1/36	115	120,542

California Health Facilities Financing Authority, (Catholic Healthcare West), Prerefunded to 3/1/21, 5.25%, 3/1/27	1,000	1,012,420

California Health Facilities Financing Authority, (Catholic Healthcare West), Prerefunded to 3/1/21, 5.25%, 3/1/28	190	192,360

California Health Facilities Financing Authority, (Sutter Health), Prerefunded to 11/15/26, 5.00%, 11/15/46(2)	2,445	3,109,233

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.00%, 10/1/31	415	431,558

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.00%, 10/1/35	285	296,372

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.25%, 10/1/26	810	843,996

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.25%, 10/1/27	850	885,674

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

California Municipal Finance Authority, (University of San Diego), Prerefunded to 10/1/21, 5.25%, 10/1/28	$895	$932,563

		$8,502,275

General Obligations — 45.1%

Alameda City Unified School District, (Election of 2014), 5.00%, 8/1/42(2)	$3,325	$4,109,367

Brisbane School District, (Election of 2020), 3.00%, 8/1/49	1,135	1,197,448

California, 4.00%, 3/1/46(2)	2,000	2,405,980

Franklin-McKinley School District, (Election of 2020), 4.00%, 8/1/44	750	875,820

Illinois, 5.00%, 2/1/39	2,000	2,072,640

La Canada Unified School District, (Election of 2017), 5.00%, 8/1/47(2)	6,750	8,495,010

Long Beach Unified School District, (Election of 2008), 5.00%, 8/1/41(2)	3,500	4,256,770

Lucia Mar Unified School District, (Election of 2016), 3.00%, 8/1/47	1,145	1,238,798

Oxnard Union High School District, (Election of 2018), 5.00%, 8/1/42(2)	6,000	7,297,320

Palo Alto, (Election of 2008), 5.00%, 8/1/40	3,180	3,190,812

Robla School District, (Election of 2014), 3.00%, 8/1/53	1,000	1,064,810

San Diego Unified School District, (Election of 2012), 5.00%, 7/1/47(2)	6,000	7,419,000

Shoreline Unified School District, (Election of 2018), 4.00%, 8/1/40	675	801,475

Vacaville Unified School District, (Election of 2014), 4.00%, 8/1/45	2,450	2,873,801

		$47,299,051

Hospital — 23.8%

California Health Facilities Financing Authority, (City of Hope), 4.00%, 11/15/45(2)	$3,000	$3,467,730

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/32	635	682,993

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/35	910	978,905

California Health Facilities Financing Authority, (Kaiser Permanente), 4.00%, 11/1/44(2)	6,000	6,804,660

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	1,145	1,268,729

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	535	591,234

California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/46(2)	3,555	4,224,122

California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/37	500	571,585

13	See Notes to Financial Statements.

Eaton Vance

California Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/47	$1,000	$1,116,550

California Public Finance Authority, (Sharp HealthCare), 5.00%, 8/1/47(2)	3,750	4,509,263

California Statewide Communities Development Authority, (Methodist Hospital of Southern California), 5.00%, 1/1/48	600	697,896

		$24,913,667

Housing — 1.9%

California Department of Veterans Affairs, Home Purchase Revenue, 3.45%, 12/1/39	$940	$1,035,279

California Department of Veterans Affairs, Home Purchase Revenue, 3.60%, 12/1/43	830	910,900

		$1,946,179

Insured – Escrowed / Prerefunded — 4.8%

Foothill/Eastern Transportation Corridor Agency, (AGC), (AGM), Escrowed to Maturity, 0.00%, 1/1/26	$5,130	$4,991,336

		$4,991,336

Insured – General Obligations — 5.9%

Coalinga-Huron Recreation and Park District, (Election of 2016), (BAM), 3.00%, 8/1/50	$250	$263,525

Coalinga-Huron Recreation and Park District, (Election of 2016), (BAM), 4.00%, 8/1/53	1,025	1,151,321

McFarland Unified School District, (Election of 2020), (BAM), 3.00%, 11/1/49	250	264,180

Sweetwater Union High School District, (Election of 2000), (AGM), 0.00%, 8/1/25	4,720	4,506,892

		$6,185,918

Insured – Transportation — 7.3%

Alameda Corridor Transportation Authority, (AMBAC), 0.00%, 10/1/29	$5,000	$4,094,850

Alameda Corridor Transportation Authority, (NPFG), 0.00%, 10/1/31	4,500	3,522,960

		$7,617,810

Lease Revenue / Certificates of Participation — 1.0%

California Public Works Board, 5.00%, 11/1/38	$915	$1,027,078

		$1,027,078

Senior Living / Life Care — 0.8%

ABAG Finance Authority for Nonprofit Corporations, (Episcopal Senior Communities), 6.00%, 7/1/31	$290	$295,031

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

California Statewide Communities Development Authority, (The Redwoods, a Community of Seniors), 5.125%, 11/15/35	$535	$599,029

		$894,060

Special Tax Revenue — 5.0%

Aliso Viejo Community Facilities District No. 2005-01, Special Tax Revenue, (Glenwood at Aliso Viejo), 5.00%, 9/1/30	$495	$555,865

Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/23	480	497,376

Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/24	240	248,633

Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/25	335	347,000

Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/26	240	248,542

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Green Bonds, 5.00%, 7/1/42(2)	2,100	2,601,879

South Orange County Public Financing Authority, Special Tax Revenue, (Ladera Ranch), 5.00%, 8/15/28	725	762,330

		$5,261,625

Transportation — 4.8%

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/43	$3,000	$3,520,020

San Francisco City and County Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/45	750	925,043

San Joaquin Hills Transportation Corridor Agency, 5.00%, 1/15/34	500	563,500

		$5,008,563

Water and Sewer — 14.5%

Rancho California Water District Financing Authority, 5.00%, 8/1/46(2)	$5,250	$6,321,053

San Francisco City and County Public Utilities Commission, Water Revenue, Green Bonds, Prerefunded to 11/1/24, 5.00%, 11/1/45(2)	6,000	7,114,500

San Mateo, Sewer Revenue, 5.00%, 8/1/36	1,700	1,750,507

		$15,186,060

Total Tax-Exempt Municipal Securities — 139.9% (identified cost $131,768,983)		$146,555,373

14	See Notes to Financial Statements.

Eaton Vance

California Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Taxable Municipal Securities — 11.9%
Security	Principal Amount (000’s omitted)	Value

Education — 4.4%

California Educational Facilities Authority, (Loyola Marymount University), 4.842%, 10/1/48	$3,000	$3,403,440

California State University, 3.065%, 11/1/42	1,135	1,181,989

		$4,585,429

General Obligations — 1.4%

Glendale Unified School District, 2.623%, 9/1/39	$500	$508,515

San Francisco City and County, 2.634%, 6/15/40(3)	1,000	1,016,600

		$1,525,115

Hospital — 5.1%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$2,500	$2,664,000

California Statewide Communities Development Authority, (Marin General Hospital), 4.821%, 8/1/45	2,500	2,730,125

		$5,394,125

Insured – General Obligations — 1.0%

Oxnard School District, (BAM), 2.627%, 8/1/41	$1,000	$1,016,160

		$1,016,160

Total Taxable Municipal Securities — 11.9% (identified cost $11,690,930)		$12,520,829

Total Investments — 153.0% (identified cost $144,499,913)		$160,288,852

Other Assets, Less Liabilities — (53.0)%		$(55,496,405)

Net Assets — 100.0%		$104,792,447

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Trust invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At November 30, 2020, 12.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.7% to 5.9% of total investments.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2020, the aggregate value of these securities is $1,212,650 or 1.2% of the Trust’s net assets.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(3)	When-issued security.

Abbreviations:
AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

NPFG	–	National Public Finance Guarantee Corp.

15	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Trust

November 30, 2020

Portfolio of Investments

Corporate Bonds & Notes — 2.7%
Security	Principal Amount (000’s omitted)	Value

Hospital — 2.7%

Montefiore Obligated Group, 4.287%, 9/1/50	$500	$528,373

NYU Hospitals Center, 4.168%, 7/1/37	1,500	1,615,593

Total Corporate Bonds & Notes — 2.7% (identified cost $2,018,616)		$2,143,966

Tax-Exempt Investments — 147.9%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.6%

Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$475	$479,451

		$479,451

Education — 16.9%

Monroe County Industrial Development Corp., (True North Rochester Preparatory Charter School), 5.00%, 6/1/50(1)	$295	$343,055

Monroe County Industrial Development Corp., (True North Rochester Preparatory Charter School), 5.00%, 6/1/59(1)	480	554,342

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38(2)	4,000	5,093,560

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41	725	735,585

New York Dormitory Authority, (Fordham University), Prerefunded to 7/1/21, 5.50%, 7/1/36	1,000	1,030,610

New York Dormitory Authority, (New York University), 5.00%, 7/1/39(2)	4,000	4,961,560

New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/27	325	334,103

New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/29	400	411,784

Yonkers Economic Development Corp., (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/39	125	140,403

Yonkers Economic Development Corp., (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/49	25	27,517

Yonkers Economic Development Corp., (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/54	40	43,868

		$13,676,387

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 7.5%

New York Power Authority, 4.00%, 11/15/55(2)	$1,000	$1,173,030

Utility Debt Securitization Authority, 5.00%, 12/15/36(2)	4,000	4,855,280

		$6,028,310

Escrowed / Prerefunded — 9.3%

New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), Prerefunded to 5/1/21, 5.00%, 5/1/32	$1,000	$1,020,100

New York, Prerefunded to 2/15/21, 5.00%, 2/15/34(2)	4,000	4,039,880

Onondaga Civic Development Corp., (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/22, 5.00%, 7/1/42	1,000	1,074,710

Onondaga County Cultural Resources Trust, (Syracuse University), Prerefunded to 12/1/23, 5.00%, 12/1/38	1,205	1,377,363

		$7,512,053

General Obligations — 3.0%

Illinois, 5.00%, 10/1/33	$1,300	$1,421,238

Washingtonville Central School District, 0.05%, 6/15/35	300	222,918

Washingtonville Central School District, 0.05%, 6/15/36	300	215,553

Washingtonville Central School District, 0.05%, 6/15/37	300	209,625

Washingtonville Central School District, 0.05%, 6/15/38	300	203,880

Washingtonville Central School District, 0.05%, 6/15/39	220	146,001

		$2,419,215

Hospital — 12.1%

Brookhaven Local Development Corp., (Long Island Community Hospital), 3.375%, 10/1/40	$500	$504,050

Brookhaven Local Development Corp., (Long Island Community Hospital), 4.00%, 10/1/45	500	536,625

Jefferson County Civic Facility Development Corp., (Samaritan Medical Center), 4.00%, 11/1/47	1,500	1,510,710

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/45	2,960	3,222,019

New York Dormitory Authority, (Maimonides Medical Center), 3.00%, 2/1/50	700	729,701

New York Dormitory Authority, (Montefiore Obligated Group), 4.00%, 9/1/50	70	76,624

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/45(1)	1,900	2,113,408

Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/28	1,065	1,089,889

		$9,783,026

Housing — 3.3%

New York Housing Finance Agency, (FNMA), (AMT), 5.40%, 11/15/42	$2,625	$2,680,965

		$2,680,965

16	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue — 7.5%

Build NYC Resource Corp., (Pratt Paper (NY), Inc.), (AMT), 4.50%, 1/1/25(1)	$1,105	$1,177,068

New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	980	1,415,865

New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 4.375%, 10/1/45	810	900,534

Niagara Area Development Corp., (Covanta), (AMT), 4.75%, 11/1/42(1)	2,500	2,569,550

		$6,063,017

Insured – Education — 2.1%

New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$1,250	$1,665,225

		$1,665,225

Insured – General Obligations — 4.0%

Nassau County, (AGM), 5.00%, 7/1/42	$1,400	$1,733,942

Nassau County, (AGM), 5.00%, 4/1/43(2)	1,200	1,504,764

Nassau County, (AGM), 5.00%, 4/1/43	20	25,079

		$3,263,785

Insured – Other Revenue — 6.4%

New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/31	$2,645	$2,093,862

New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/32	3,625	2,776,206

New York City Industrial Development Agency, (Yankee Stadium), (AGM), 3.00%, 3/1/49	300	314,673

		$5,184,741

Insured – Transportation — 6.9%

Metropolitan Transportation Authority, Green Bonds, (AGM), 4.00%, 11/15/46	$1,920	$2,136,864

New York Thruway Authority, (AGM), 3.00%, 1/1/46	1,000	1,050,820

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/37	1,000	1,063,000

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/46	1,250	1,315,537

		$5,566,221

Lease Revenue / Certificates of Participation — 13.8%

Hudson Yards Infrastructure Corp., 5.00%, 2/15/42(2)	$4,000	$4,746,160

Monroe County Industrial Development Agency, (Rochester Schools Modernization), 5.00%, 5/1/31(2)	5,000	6,378,700

		$11,124,860

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 10.6%

New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/37(2)	$5,200	$6,504,420

New York Liberty Development Corp., (7 World Trade Center), 5.00%, 3/15/44	2,000	2,093,960

		$8,598,380

Senior Living / Life Care — 4.6%

Brookhaven Local Development Corp., (Jefferson’s Ferry), 4.00%, 11/1/45	$450	$467,626

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.25%, 11/1/26	240	287,441

Buffalo and Erie County Industrial Land Development Corp., (Orchard Park CCRC, Inc.), 5.00%, 11/15/22	165	174,171

Suffolk County Economic Development Corp., (Peconic Landing at Southold, Inc.), 5.00%, 12/1/29	180	204,797

Suffolk County Economic Development Corp., (Peconic Landing at Southold, Inc.), 5.00%, 12/1/34	170	188,987

Suffolk County Economic Development Corp., (Peconic Landing at Southold, Inc.), 5.00%, 12/1/40	175	192,311

Tompkins County Development Corp., (Kendal at Ithaca, Inc.), 4.00%, 7/1/34	100	100,598

Tompkins County Development Corp., (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	230	235,223

Tompkins County Development Corp., (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	230	234,069

Westchester County Local Development Corp., (Kendal on Hudson), 5.00%, 1/1/28	1,090	1,155,607

Westchester County Local Development Corp., (Kendal on Hudson), 5.00%, 1/1/34	480	502,776

		$3,743,606

Special Tax Revenue — 16.6%

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43(2)	$4,000	$4,942,960

New York State Urban Development Corp., Personal Income Tax Revenue, 3.00%, 3/15/48	2,000	2,127,980

New York Thruway Authority, Fuel Tax Revenue, 5.00%, 4/1/30(2)	6,000	6,342,420

		$13,413,360

Transportation — 10.4%

Metropolitan Transportation Authority, Green Bonds, 4.75%, 11/15/45	$300	$338,973

New York Thruway Authority, 4.00%, 1/1/50	1,750	1,985,235

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.25%, 1/1/50	740	812,801

17	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Trust

November 30, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), (AMT), 4.00%, 12/1/40(3)	$50	$56,158

Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/39	350	421,229

Port Authority of New York and New Jersey, 5.00%, 10/15/36(2)	4,000	4,838,080

		$8,452,476

Water and Sewer — 12.3%

New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/46(2)	$4,000	$4,787,520

Suffolk County Water Authority, 5.00%, 6/1/36(2)	4,000	5,164,040

		$9,951,560

Total Tax-Exempt Investments — 147.9% (identified cost $108,583,423)		$119,606,638

Miscellaneous — 0.8%
Security	Units	Value

Real Estate — 0.8%

CMS Liquidating Trust(1)(4)(5)	257	$685,568

Total Miscellaneous — 0.8% (identified cost $822,400)		$685,568

Total Investments — 151.4% (identified cost $111,424,439)		$122,436,172

Other Assets, Less Liabilities — (51.4)%		$(41,560,115)

Net Assets — 100.0%		$80,876,057

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Trust invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At November 30, 2020, 12.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 7.5% of total investments.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2020, the aggregate value of these securities is $7,442,991 or 9.2% of the Trust’s net assets.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(3)	When-issued security.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 6).

(5)	Non-income producing security.

Abbreviations:
AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FNMA	–	Federal National Mortgage Association

18	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Statements of Assets and Liabilities

	November 30, 2020
Assets	California Trust	New York Trust

Investments —

Identified cost	$144,499,913	$111,424,439

Unrealized appreciation	15,788,939	11,011,733

Investments, at value	$160,288,852	$122,436,172

Cash	$3,845,290	$74,695

Interest receivable	1,503,897	1,453,520

Receivable for investments sold	—	905,000

Total assets	$165,638,039	$124,869,387

Liabilities

Payable for floating rate notes issued	$59,573,510	$43,723,863

Payable for when-issued securities	1,000,000	55,756

Payable to affiliates:

Investment adviser fee	53,371	40,437

Administration fee	26,686	20,218

Trustees’ fees	1,511	1,178

Interest expense and fees payable	116,546	84,783

Accrued expenses	73,968	67,095

Total liabilities	$60,845,592	$43,993,330

Net assets	$104,792,447	$80,876,057

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$71,336	$54,018

Additional paid-in capital	88,880,698	69,693,606

Distributable earnings	15,840,413	11,128,433

Net assets	$104,792,447	$80,876,057

Common Shares Outstanding	7,133,575	5,401,828

Net Asset Value Per Common Share

Net assets ÷ common shares issued and outstanding	$14.69	$14.97

19	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Statements of Operations

	Year Ended November 30, 2020
Investment Income	California Trust	New York Trust

Interest	$5,693,760	$4,331,397

Total investment income	$5,693,760	$4,331,397

Expenses

Investment adviser fee	$645,568	$494,977

Administration fee	321,663	246,625

Trustees’ fees and expenses	8,893	6,945

Custodian fee	33,543	29,888

Transfer and dividend disbursing agent fees	18,612	18,431

Legal and accounting services	56,969	52,598

Printing and postage	12,989	15,725

Interest expense and fees	694,394	525,961

Miscellaneous	22,574	22,843

Total expenses	$1,815,205	$1,413,993

Net investment income	$3,878,555	$2,917,404

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(29,389)	$451,509

Net realized gain (loss)	$(29,389)	$451,509

Change in unrealized appreciation (depreciation) —

Investments	$2,650,089	$633,229

Net change in unrealized appreciation (depreciation)	$2,650,089	$633,229

Net realized and unrealized gain	$2,620,700	$1,084,738

Net increase in net assets from operations	$6,499,255	$4,002,142

20	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Statements of Changes in Net Assets

	Year Ended November 30, 2020
Increase (Decrease) in Net Assets	California Trust	New York Trust

From operations —

Net investment income	$3,878,555	$2,917,404

Net realized gain (loss)	(29,389)	451,509

Net change in unrealized appreciation (depreciation)	2,650,089	633,229

Net increase in net assets from operations	$6,499,255	$4,002,142

Distributions to common shareholders	$(3,892,792)	$(2,864,589)

Net increase in net assets	$2,606,463	$1,137,553

Net Assets

At beginning of year	$102,185,984	$79,738,504

At end of year	$104,792,447	$80,876,057

21	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Statements of Changes in Net Assets — continued

	Year Ended November 30, 2019
Increase (Decrease) in Net Assets	California Trust	New York Trust

From operations —

Net investment income	$3,688,578	$2,744,605

Net realized gain	11,468	291,098

Net change in unrealized appreciation (depreciation)	8,572,807	6,548,567

Net increase in net assets from operations	$12,272,853	$9,584,270

Distributions to common shareholders	$(3,782,221)	$(2,826,814)

Capital share transactions —

Cost of shares repurchased (see Note 5)	$—	$(957,825)

Net decrease in net assets from capital share transactions	$—	$(957,825)

Net increase in net assets	$8,490,632	$5,799,631

Net Assets

At beginning of year	$93,695,352	$73,938,873

At end of year	$102,185,984	$79,738,504

22	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Statements of Cash Flows

	Year Ended November 30, 2020
Cash Flows From Operating Activities	California Trust	New York Trust

Net increase in net assets from operations	$6,499,255	$4,002,142

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(35,731,903)	(26,579,723)

Investments sold	38,714,461	27,296,075

Net amortization/accretion of premium (discount)	343,232	595,598

Decrease (increase) in interest receivable	55,893	(21,852)

Increase (decrease) in payable to affiliate for investment adviser fee	543	(289)

Increase (decrease) in payable to affiliate for administration fee	272	(145)

Increase in payable to affiliate for Trustees’ fees	119	85

Decrease in interest expense and fees payable	(124,882)	(153,864)

Decrease in accrued expenses	(8,057)	(4,020)

Net change in unrealized (appreciation) depreciation from investments	(2,650,089)	(633,229)

Net realized (gain) loss from investments	29,389	(451,509)

Net cash provided by operating activities	$7,128,233	$4,049,269

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(3,892,792)	$(2,864,589)

Proceeds from secured borrowings	1,600,000	800,000

Repayment of secured borrowings	(1,590,000)	(2,215,000)

Net cash used in financing activities	$(3,882,792)	$(4,279,589)

Net increase (decrease) in cash	$3,245,441	$(230,320)

Cash at beginning of year	$599,849	$305,015

Cash at end of year	$3,845,290	$74,695

Supplemental disclosure of cash flow information:

Cash paid for interest and fees	$819,276	$679,825

23	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Financial Highlights

Selected data for a common share outstanding during the periods stated

	California Trust

	Year Ended November 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year (Common shares)	$14.320	$13.130	$13.770	$13.600	$14.020

Income (Loss) From Operations

Net investment income(1)	$0.544	$0.517	$0.464	$0.496	$0.586

Net realized and unrealized gain (loss)	0.372	1.203	(0.663)	0.175	(0.681)

Distributions to APS shareholders

From net investment income(1)	—	—	(0.003)	(0.006)	(0.009)

Discount on redemption and repurchase of APS(1)	—	—	—	—	0.291

Total income (loss) from operations	$0.916	$1.720	$(0.202)	$0.665	$0.187

Less Distributions to Common Shareholders

From net investment income	$(0.545)	$(0.530)	$(0.465)	$(0.495)	$(0.607)

From net realized gain	(0.001)	—	—	—	—

Total distributions to common shareholders	$(0.546)	$(0.530)	$(0.465)	$(0.495)	$(0.607)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$0.027	$—	$—

Net asset value — End of year (Common shares)	$14.690	$14.320	$13.130	$13.770	$13.600

Market value — End of year (Common shares)	$13.480	$13.120	$11.030	$12.060	$12.260

Total Investment Return on Net Asset Value(2)	6.89%	13.83%	(0.70)%	5.33%	1.38	%(3)

Total Investment Return on Market Value(2)	7.05%	24.15%	(4.76)%	2.34%	(0.68)%

24	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	California Trust

	Year Ended November 30,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Net assets applicable to common shares, end of year (000’s omitted)	$104,792	$102,186	$93,695	$99,930	$98,633

Ratios (as a percentage of average daily net assets applicable to common shares):(4)

Expenses excluding interest and fees	1.09%	1.12%	1.28%	1.46%	1.50%

Interest and fee expense(5)	0.68%	1.20%	1.50%	1.32%	0.87%

Total expenses	1.77%	2.32%	2.78%	2.78%	2.37%

Net investment income	3.79%	3.71%	3.45%	3.57%	4.05%

Portfolio Turnover	23%	8%	129%	19%	12%

Senior Securities:

Total preferred shares outstanding	—	—	—	1,999 (6)	1,999 (6)

Asset coverage per preferred share	$—	$—	$—	$74,990 (7)	$74,341 (7)

Involuntary liquidation preference per preferred share	$—	$—	$—	$25,000 (8)	$25,000 (8)

Approximate market value per preferred share	$—	$—	$—	$25,000 (8)	$25,000 (8)

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 95.5% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been (0.80)%.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders, if any.

(5)

Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G) and/or iMTP Shares issued to redeem a portion of the Trust’s APS. As of November 30, 2018, the Trust had no APS and iMTP Shares outstanding.

(6)	Preferred shares represent iMTP Shares and APS.

(7)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(8)	Plus accumulated and unpaid dividends.

APS	–	Auction Preferred Shares

iMTP Shares	–	Institutional MuniFund Term Preferred Shares

25	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	New York Trust

	Year Ended November 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year (Common shares)	$14.760	$13.500	$14.250	$14.100	$14.520

Income (Loss) From Operations

Net investment income(1)	$0.540	$0.505	$0.569	$0.628	$0.665

Net realized and unrealized gain (loss)	0.200	1.254	(0.734)	0.137	(0.651)

Distributions to APS shareholders

From net investment income(1)	—	—	(0.005)	(0.010)	(0.010)

Discount on redemption and repurchase of APS(1)	—	—	—	—	0.243

Total income (loss) from operations	$0.740	$1.759	$(0.170)	$0.755	$0.247

Less Distributions to Common Shareholders

From net investment income	$(0.510)	$(0.520)	$(0.580)	$(0.605)	$(0.667)

From net realized gain	(0.020)	—	—	—	—

Total distributions to common shareholders	$(0.530)	$(0.520)	$(0.580)	$(0.605)	$(0.667)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$0.021	$—	$—	$—

Net asset value — End of year (Common shares)	$14.970	$14.760	$13.500	$14.250	$14.100

Market value — End of year (Common shares)	$13.700	$13.260	$11.390	$12.770	$13.040

Total Investment Return on Net Asset Value(2)	5.65%	13.89%	(0.61)%	5.84%	1.69	%(3)

Total Investment Return on Market Value(2)	7.63%	21.27%	(6.42)%	2.56%	(0.53)%

26	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	New York Trust

	Year Ended November 30,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Net assets applicable to common shares, end of year (000’s omitted)	$80,876	$79,739	$73,939	$78,026	$77,190

Ratios (as a percentage of average daily net assets applicable to common shares):(4)

Expenses excluding interest and fees	1.12%	1.11%	1.19%	1.37%	1.52%

Interest and fee expense(5)	0.66%	1.18%	1.54%	1.25%	0.82%

Total expenses	1.78%	2.29%	2.73%	2.62%	2.34%

Net investment income	3.68%	3.51%	4.11%	4.37%	4.43%

Portfolio Turnover	21%	25%	57%	18%	15%

Senior Securities:

Total preferred shares outstanding	—	—	—	1,349 (6)	1,349 (6)

Asset coverage per preferred share	$—	$—	$—	$82,841 (7)	$82,220 (7)

Involuntary liquidation preference per preferred share	$—	$—	$—	$25,000 (8)	$25,000 (8)

Approximate market value per preferred share	$—	$—	$—	$25,000 (8)	$25,000 (8)

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 95.5% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been (0.06)%.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders, if any.

(5)

Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G) and/or iMTP Shares issued to redeem a portion of the Trust’s APS. As of November 30, 2018, the Trust had no APS and iMTP Shares outstanding.

(6)	Preferred shares represent iMTP Shares and APS.

(7)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(8)	Plus accumulated and unpaid dividends.

APS	–	Auction Preferred Shares

iMTP Shares	–	Institutional MuniFund Term Preferred Shares

27	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trusts

November 30, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance California Municipal Income Trust (California Trust) and Eaton Vance New York Municipal Income Trust (New York Trust), (each individually referred to as the Trust, and collectively, the Trusts), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Trust’s investment objective is to provide current income exempt from regular federal income tax and taxes in its specified state.

The following is a summary of significant accounting policies of the Trusts. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of November 30, 2020, the Trusts had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under each Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Trust) could be deemed to have personal liability for the obligations of the Trust. However, each Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Trust enters into agreements with service providers that may contain indemnification clauses. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred.

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Eaton Vance

Municipal Income Trusts

November 30, 2020

Notes to Financial Statements — continued

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Trusts may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trusts account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at November 30, 2020. Interest expense related to a Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At November 30, 2020, the amounts of the Trusts’ Floating Rate Notes and related interest rates and collateral were as follows:

	California Trust	New York Trust

Floating Rate Notes Outstanding	$59,573,510	$43,723,863

Interest Rate or Range of Interest Rates (%)	0.13 - 0.21	0.13 - 0.17

Collateral for Floating Rate Notes Outstanding	$89,586,634	$65,332,374

For the year ended November 30, 2020, the Trusts’ average settled Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	California Trust	New York Trust

Average Floating Rate Notes Outstanding	$59,365,669	$44,849,180

Average Interest Rate	1.17%	1.17%

In certain circumstances, the Trusts may enter into shortfall and forbearance agreements with brokers by which a Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trusts had no shortfalls as of November 30, 2020.

The Trusts may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trusts’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trusts’ investment policies do not allow the Trusts to borrow money except as permitted by the 1940 Act. Management believes that the Trusts’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trusts’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trusts’ restrictions apply. Residual interest bonds held by the Trusts are securities exempt from registration under Rule 144A of the Securities Act of 1933.

H  When-Issued Securities and Delayed Delivery Transactions — The Trusts may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trusts maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin

29

Eaton Vance

Municipal Income Trusts

November 30, 2020

Notes to Financial Statements — continued

earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

Each Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended November 30, 2020 and November 30, 2019 was as follows:

	Year Ended November 30, 2020
	California Trust	New York Trust

Tax-exempt income	$3,290,525	$2,698,102

Ordinary income	$596,061	$59,812

Long-term capital gains	$6,206	$106,675

	Year Ended November 30, 2019
	California Trust	New York Trust

Tax-exempt income	$3,394,352	$2,777,333

Ordinary income	$387,869	$49,481

As of November 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	California Trust	New York Trust

Undistributed tax-exempt income	$281,317	$244,366

Net unrealized appreciation	$15,559,096	$10,884,067

The cost and unrealized appreciation (depreciation) of investments of each Trust at November 30, 2020, as determined on a federal income tax basis, were as follows:

	California Trust	New York Trust

Aggregate cost	$85,156,246	$67,828,242

Gross unrealized appreciation	$15,559,096	$11,033,455

Gross unrealized depreciation	—	(149,388)

Net unrealized appreciation	$15,559,096	$10,884,067

30

Eaton Vance

Municipal Income Trusts

November 30, 2020

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to each Trust. Pursuant to the investment advisory agreements between the Trusts and EVM, the investment advisory fee payable by each Trust is 0.70% of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between each Trust and EVM that commenced on May 1, 2010, the annual investment adviser fee was reduced by 0.015% and by an additional 0.015% every May 1 thereafter for the next nineteen years. This annual fee reduction was accelerated for California Trust (effective June 1, 2018) and New York Trust (effective July 1, 2017), each of which is currently subject to an advisory fee of 0.40% of average weekly gross assets. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Trusts who are not interested persons of EVM or each Trust and by a vote of a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Trust. Pursuant to a fee reduction agreement between each Trust and EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of each Trust and is computed at an annual rate of 0.20% of each Trust’s average weekly gross assets. For the year ended November 30, 2020, the investment adviser fees and administration fees were as follows:

	California Trust	New York Trust

Investment Adviser Fee	$645,568	$494,977

Administration Fee	$321,663	$246,625

Trustees and officers of the Trusts who are members of EVM’s organization receive remuneration for their services to the Trusts out of the investment adviser fee. Trustees of the Trusts who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Trusts are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended November 30, 2020 were as follows:

	California Trust	New York Trust

Purchases	$36,731,903	$26,635,479

Sales	$38,714,461	$28,201,075

5  Common Shares of Beneficial Interest

The Trusts may issue common shares pursuant to their dividend reinvestment plans. There were no common shares issued by the Trusts for the years ended November 30, 2020 and November 30, 2019.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trusts. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, each Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value (NAV). The share repurchase program does not obligate a Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trusts for the year ended November 30, 2020. During the year ended November 30, 2019, the New York Trust repurchased 73,923 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $957,825 and an average price per share of $12.96. The weighted average discount per share to NAV on these repurchases amounted to 10.78% for the year ended November 30, 2019.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, three affiliated entities together owned 10.9% of the California Trust’s common shares.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

31

Eaton Vance

Municipal Income Trusts

November 30, 2020

Notes to Financial Statements — continued

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2020, the hierarchy of inputs used in valuing the Trusts’ investments, which are carried at value, were as follows:

California Trust
Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$1,212,650	$—	$1,212,650

Tax-Exempt Municipal Securities	—	146,555,373	—	146,555,373

Taxable Municipal Securities	—	12,520,829	—	12,520,829

Total Investments	$—	$160,288,852	$—	$160,288,852

New York Trust
Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$2,143,966	$—	$2,143,966

Tax-Exempt Investments	—	119,606,638	—	119,606,638

Miscellaneous	—	—	685,568	685,568

Total Investments	$—	$121,750,604	$685,568	$122,436,172

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the New York Trust.

Level 3 investments held by the New York Trust at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended November 30, 2020 is not presented.

7  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Trusts’ performance, or the performance of the securities in which the Trusts invest.

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 10, 2020, each Trust’s Board approved a new investment advisory agreement. Shareholders of record of each Trust at the close of business on October 29, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders and at any adjournments or postponements thereof. The new investment advisory agreement was approved by shareholders of California Trust at a joint special meeting of shareholders held on January 7, 2021, and would take effect upon consummation of the transaction. The joint special meeting of shareholders with respect to New York Trust was held on January 12, 2021 and adjourned to February 5, 2021.

32

Eaton Vance

Municipal Income Trusts

November 30, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance California Municipal Income Trust and Eaton Vance New York Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Municipal Income Trust and Eaton Vance New York Municipal Income Trust, (collectively, the “Trusts”), including the portfolios of investments, as of November 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Trusts as of November 30, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Trusts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

33

Eaton Vance

Municipal Income Trusts

November 30, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trusts. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended November 30, 2020, the Trusts designate the following percentages of distributions from net investment income as exempt-interest dividends:

California Municipal Income Trust	87.77%

New York Municipal Income Trust	97.91%

Capital Gains Dividends.  The Trusts hereby designate as a capital gain dividend with respect to the taxable year ended November 30, 2020, the following amounts or, if subsequently determined to be different, the net capital gain of such year:

California Municipal Income Trust	$6,206

New York Municipal Income Trust	$106,675

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Eaton Vance

Municipal Income Trusts

November 30, 2020

Dividend Reinvestment Plan

Each Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

35

Eaton Vance

Municipal Income Trusts

November 30, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trusts

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

36

Eaton Vance

Municipal Income Trusts

November 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance New York Municipal Income Trust and Eaton Vance California Municipal Income Trust.

At a meeting held on November 10, 2020 (the “November Meeting”), the Board of Trustees (each, a “Board” and, collectively, the “Board”) of each closed-end Fund (each, a “Fund” and, collectively, the “Funds”(1)) managed by Eaton Vance Management (“Eaton Vance”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds or Eaton Vance, voted to approve a new investment advisory agreement between each Fund and Eaton Vance, each of which is intended to go into effect upon the completion of the Transaction (as defined below) (each, a “New Agreement” and, collectively, the “New Agreements”). The Board’s evaluative process is more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendations. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including, but not limited to, information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from Eaton Vance and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by Eaton Vance and Morgan Stanley and their respective affiliates during meetings on November 5, 2020 and November 10, 2020.

The Contract Review Committee again met with senior representatives of Eaton Vance and Morgan Stanley at its meeting on November 10, 2020, to further discuss the approval of the New Agreements. The representatives from Eaton Vance and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered Eaton Vance’s and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Funds, including the expected impact on the businesses conducted by Eaton Vance with respect to the Funds;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•

A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreements;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to the potential impact of the Transaction on personnel and/or other resources of Eaton Vance and its affiliates, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

(1)	References to the Funds do not include Eaton Vance Floating-Rate Income Plus Fund.

37

Eaton Vance

Municipal Income Trusts

November 30, 2020

Board of Trustees’ Contract Approval — continued

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of Eaton Vance and its affiliates as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements

•	A representation that, after the Closing, all of the Funds will continue to be advised by Eaton Vance, and will continue under the “Eaton Vance” brand;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and Eaton Vance (collectively, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by Eaton Vance in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by Eaton Vance to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•	Profitability analyses of Eaton Vance with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Closing, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information regarding any contemplated changes to the policies and practices of Eaton Vance with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ post-Closing affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance

•

Information about the financial results and condition of Eaton Vance since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable post-Closing;

38

Eaton Vance

Municipal Income Trusts

November 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of Eaton Vance and its affiliates, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and/or administrator to each of the Funds;

•

Information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters;

•	Confirmation that Eaton Vance intends to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that Eaton Vance and Morgan Stanley will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;

•	Confirmation that the current senior management team at Eaton Vance has indicated its strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received reports and participated in presentations provided by Eaton Vance and its affiliates with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by Eaton Vance under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by Eaton Vance under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance, and that Morgan Stanley and Eaton Vance have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Closing, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s management capabilities, investment processes and investment performance in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and

39

Eaton Vance

Municipal Income Trusts

November 30, 2020

Board of Trustees’ Contract Approval — continued

other services, the compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from Eaton Vance and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Funds and in connection with the Transaction. The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Funds. In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of Eaton Vance, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanations from Eaton Vance concerning the Fund’s relative performance versus the peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by Eaton Vance and its affiliates and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.

The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the Contract Review Committee. The Board considered that the New Agreement does not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by Eaton Vance to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services Eaton Vance provides to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to Eaton Vance as between each Fund and other types of accounts.

40

Eaton Vance

Municipal Income Trusts

November 30, 2020

Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Current Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and Eaton Vance are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by Eaton Vance, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by Eaton Vance. The Board also considered the fact that the Funds are not continuously offered in the same manner as an open-end fund and that the Funds’ assets may not increase materially in the foreseeable future.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

41

Eaton Vance

Municipal Income Trusts

November 30, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance California Municipal Income Trust (CEV) and Eaton Vance New York Municipal Income Trust (EVY), (collectively, the Trusts) are responsible for the overall management and supervision of the Trusts’ affairs. The Trustees and officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trusts, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Trusts	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2022. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trusts.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2021. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class I Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2021. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Eaton Vance

Municipal Income Trusts

November 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trusts	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class III Trustee	Until 2023. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2023. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class III Trustee	Until 2023. Trustee since 2018.

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2023. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class I Trustee	Until 2021. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2022. Trustee since 2016.

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trusts	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

43

Eaton Vance

Municipal Income Trusts

November 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trusts	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2021	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Funds’ Boards of Trustees have approved a share repurchase program authorizing each Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate a Fund to purchase a specific amount of shares. The Funds’ repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Funds’ annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

45

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

147    11.30.20

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2019 and November 30, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/19	11/30/20
Audit Fees	$38,000	$38,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,524	$10,414
All Other Fees(3)	$0	$0
Total	$48,524	$48,414

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2019 and November 30, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/19	11/30/20
Registrant	$10,524	$10,414
Eaton Vance(1)	$59,503	$51,800

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of each Fund. Craig R. Brandon, portfolio manager of Eaton Vance California Municipal Income Trust and Eaton Vance New York Municipal Income Trust, Christopher J. Eustance, portfolio manager of Eaton Vance New York Municipal Income Trust and Trevor G. Smith, portfolio manager of Eaton Vance California Municipal Income Trust are responsible for the overall and day-to-day management of each Fund’s investments.

Mr. Brandon is a Vice President of EVM, has been a portfolio manager of Eaton Vance California Municipal Income Trust since January 2014, of Eaton Vance New York Municipal Income Trust since November 2005 and is Co-Director of the Municipal Investments Group. Mr. Eustance is a Vice President of EVM, has been a portfolio manager of Eaton Vance New York Municipal Income Trust since December 2019 and has been a member of EVM’s municipal bond team since 2007. Mr. Smith is a Vice President of EVM, has been a portfolio manager of Eaton Vance California Municipal Income Trust since December 2019 and has been a member of EVM’s municipal bond team since 2010. Mr. Brandon has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Craig R. Brandon
Registered Investment Companies	15	$7,254.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$201.0	0	$0

Christopher J. Eustance
Registered Investment Companies	9	$1,883.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Trevor G. Smith
Registered Investment Companies	8	$1,426.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
California Municipal Income Trust
Craig R. Brandon	None
Trevor G. Smith	None

New York Municipal Income Trust
Craig R. Brandon	None
Christopher J. Eustance	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance New York Municipal Income Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	January 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 25, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	January 25, 2021